UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2019

Annual Report

to Shareholders

DWS ESG Global Bond Fund

(formerly DWS High Conviction Global Bond Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
25	Statement of Assets and Liabilities
27	Statement of Operations
28	Statements of Changes in Net Assets
29	Financial Highlights
32	Notes to Financial Statements

50	Report of Independent Registered Public Accounting Firm
52	Information About Your Fund’s Expenses
53	Tax Information
54	Advisory Agreement and Sub-Advisory Agreement Board Considerations and Fee Evaluation
59	Board Members and Officers
63	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in securities that meet ESG criteria may result in the Fund forgoing otherwise attractive opportunities, which may result in underperformance when compared to funds that do not consider ESG factors. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS ESG Global Bond Fund

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS ESG Global Bond Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Strategy and Process

Portfolio management typically considers a number of factors when buying and selling securities, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within the global bond markets. In addition, the Advisor incorporates Environmental, Social and Corporate Governance (ESG) criteria into the selection process.

Portfolio management may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on its outlook for interest rates.

In addition to considering financial information, the security selection process evaluates an issuer based on ESG criteria. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated by DWS International GmbH, an affiliate of the Advisor, on the basis of data obtained from various ESG data providers. Primarily issuers with an ESG rating above a minimum threshold determined by the Advisor are considered for investment by the fund. The proprietary ESG rating for each issuer is derived from multiple factors, including:

•	Level of involvement in controversial sectors and weapons;

•	Adherence to corporate governance principles;

•	ESG performance relative to a peer group of issuers; and

•	Efforts to meet the United Nations’ Sustainable Development Goals.

4	|	DWS ESG Global Bond Fund

Components of ESG Investing

The ESG performance of an issuer is evaluated independently from financial information based on a variety of indicators. These factors may include, but are not limited to, the following fields of interest:

Environment:

•	Conservation of flora and fauna;

•	Protection of natural resources, atmosphere and inshore waters;

•	Limitation of land degradation and climate change; and

•	Avoidance of encroachment on ecosystems and loss of biodiversity.

Social:

•	Human rights;

•	Prohibition of child labor and forced labor;

•	Non-discrimination;

•	Workplace health and safety; and

•	Fair workplace and appropriate remuneration.

Corporate Governance:

•

International Corporate Governance Network (ICGN) Corporate Governance Principles (a set of principles regarding corporate accountability and shareholder protections adopted by an investor-led global organization); and

•

United Nations Global Compact Anti-Corruption Principle (the principle that businesses should work against corruption in all its forms, part of a global initiative with over 13,000 corporate and other participants).

DWS ESG Global Bond Fund gained 10.19% during the 12-month period ended October 31, 2019. Its benchmarks, the Bloomberg Barclays Global Aggregate Bond Currency Hedged Index and the Bloomberg Barclays Global Aggregate Bond Index, returned 10.67% and 9.54%, respectively. The Fund outperformed the 7.72% average return of the funds in its Morningstar peer group, World Bond.

Global bonds performed very well in the past year, with strong, broad-based gains. The rally was largely the result of a favorable shift in U.S. Federal Reserve (Fed) policy. The Fed, after raising rates several times in 2018, moved to a more accommodative stance in early 2019 with indications that it had wrapped up its tightening cycle. It eventually enacted three quarter-point rate cuts in the span from August to October 2019,

DWS ESG Global Bond Fund	|	5

contributing to impressive returns for bonds across the developed markets. Global central banks also adopted an increasingly accommodative approach, highlighted by the European Central Bank’s pledge to restart its quantitative easing policy. Together, these factors led to a decline in the 10-year U.S. Treasury yield from 3.15% at the start of the period to 1.69% on October 31, 2019. (Prices and yields move in opposite directions.)

The credit-sensitive segments of the market also posted robust gains, led by investment-grade corporates and emerging-markets debt. High-yield bonds, while gaining ground on an absolute basis, finished somewhat behind the broader index. Similarly, securitized assets moved higher but were the weakest performer among the major market segments.

Fund Performance

Several aspects of the Fund’s positioning contributed to its double-digit gain. Most notably, we added value by actively adjusting the portfolio’s duration (interest-rate sensitivity) during the course of the period. We moved duration above that of the benchmark at mid-year, which allowed the Fund to achieve an outsized benefit from the bond market’s advance from May to August 2019. We subsequently shifted to a duration underweight in the early autumn once 10-year U.S. Treasury yields fell close to their lowest levels of the past decade. The Fund’s duration stood at 7.18 years at the end of the period, compared to 7.10 for the index. This underweight partially reflected our view that the market was overestimating the possibility of slowing economic growth in the year ahead.

Our asset-allocation strategy further aided performance. A position in high-yield bonds added value, as the portfolio’s holdings were tilted toward the higher-rated, BB credit tier that outperformed the category as a whole. An allocation to emerging-markets debt was an additional contributor, highlighted by positions in Indonesia, Chile, and the Chinese media giant Tencent Holdings, Ltd. An underweight in securitized assets, which reflected the lack of ESG ratings for many issuers in the space, was a further positive.

6	|	DWS ESG Global Bond Fund

From a broader standpoint, we added value by not reducing risk during the sell-off of late 2018. We believed the downturn was largely an anomaly stemming from poor year-end liquidity conditions, rather than a sign of a larger deterioration in fundamentals. The Fund was therefore in a position to capitalize on the subsequent recovery.

On the other side of the ledger, the Fund’s currency positioning was a modest detractor. While exposure to the Australian and Canadian dollars was a small positive, the benefit was offset by weakness in the euro and Korean won.

“Several aspects of the Fund’s positioning contributed to its double-digit gain and positive relative performance.”

We used derivatives in an effort to manage risk and implement our investment views in the portfolio. We used futures on U.S. Treasuries and other government bond markets to express views regarding the core developed markets and to manage the fund’s duration, and we used currency forward contracts both to hedge and to take active positions. Derivatives are used to achieve the Fund’s risk and return objectives and should therefore be evaluated within the context of the entire portfolio rather than as a standalone strategy.

Outlook and Positioning

The change in the Fund’s investment mandate did not result in major shifts in the portfolio, since we had already incorporated ESG criteria into our process in recent years. However, during the Fund’s fiscal year, we did reduce its allocation to emerging markets and rotated the proceeds into developed-market government issues. This move primarily reflected the fact that a lower percentage of emerging-markets issuers score well from an ESG standpoint. We retained an overweight position in the credit sectors during the Fund’s fiscal year on the belief that their above-average yields should feed through to longer-term total returns. With that said, we adopted an increasingly conservative posture as the year progressed due to the combination of strong market performance and what appears to be an aging economic cycle. We believe this approach may help the Fund deliver competitive results if the investment backdrop remains constructive, while also giving us the ability to add risk back to the portfolio if market conditions become less favorable than they have been over the past 12 months.

DWS ESG Global Bond Fund	|	7

The majority of the Fund’s assets are invested in government bonds and investment-grade corporate debt, where there is a higher representation of issues that can be evaluated with ESG criteria. However, we are also directly engaging with issuers — particularly in the securitized space — to encourage more robust reporting on ESG measures. We believe these efforts should help expand the Fund’s investable universe. From a longer-term standpoint, we believe the growing investor demand for ESG fixed-income investments is a key source of support for the market segment. In Europe, bonds with high ESG ratings typically trade at a premium to their non-rated counterparts. Such a premium is not yet visible in the United States, indicating a potential opportunity for the gap versus Europe to close over time.

Portfolio Management Team

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of February 25, 2019).

–

Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.

–	Senior Portfolio Manager and Co-Head of US Credit: New York.

–	BA and MA in Economics, State University of New York at Albany.

Bernhard Falk, Director

Portfolio Manager of the Fund until May 16, 2019. Began managing the Fund in 2017.

–	Senior Fixed Income Portfolio Manager: Frankfurt.

–

Joined DWS in 2000 with 12 years of industry experience. Prior to his current role, he served as a Portfolio Manager for Money Market Guaranteed Funds. Before joining, he worked as a Senior Bond Trader at West LB Luxembourg. He began his career in the Private Asset Management and Bond Trading Department at Deutsche Bank Munich.

–	Completed Bank Training Program (“Bankkaufmann”) at Deutsche Bank Munich; Bankfachwirt from Bankakademie, Frankfurt.

Joseph Bowen, Assistant Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2019 (added to the team as of April 10, 2019).

–	Joined DWS in 2014. Prior to his current role, he worked in Liquidity Management as an Investment Specialist.

–	Portfolio Manager for Fixed Income: New York.

–	BA in Economics, Franklin & Marshall College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS ESG Global Bond Fund

Terms to Know

Bloomberg Barclays Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

The Morningstar World Bonds Funds category represents funds having more than 40% of bonds invested in foreign markets. The category’s average returns in the one-, five-, and 10-year period ended October 31, 2019 were 7.72%, 1.32%, and 2.07%.

Quantitative easing (QE) is a type of monetary policy used by central banks to stimulate the economy. Central banks implement quantitative easing by purchasing financial assets from commercial banks and other financial institutions, thus raising the prices of those financial instruments and lowering their yields, while simultaneously increasing the money supply of a country or region.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means it holds a higher weighting.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Credit quality is the ability of an issuer of fixed-income securities to repay interest and principal in a timely manner. Credit quality is measured using credit ratings, i.e., assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A forward currency contract is a contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date as a means to hedge a fund’s currency risk.

DWS ESG Global Bond Fund	|	9

Performance Summary	October 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	10.19%	2.21%	2.00%
Adjusted for the Maximum Sales Charge (max 4.50% load)	5.24%	1.27%	1.53%
Bloomberg Barclays Global Aggregate Bond Currency Hedged Index†	10.67%	3.93%	4.13%
Bloomberg Barclays Global Aggregate Bond Index††	9.54%	2.13%	2.36%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	9.37%	1.45%	1.24%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.37%	1.45%	1.24%
Bloomberg Barclays Global Aggregate Bond Currency Hedged Index†	10.67%	3.93%	4.13%
Bloomberg Barclays Global Aggregate Bond Index††	9.54%	2.13%	2.36%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	10.36%	2.44%	2.25%
Bloomberg Barclays Global Aggregate Bond Currency Hedged Index†	10.67%	3.93%	4.13%
Bloomberg Barclays Global Aggregate Bond Index††	9.54%	2.13%	2.36%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2019 are 1.29%, 2.08% and 1.01% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Until April 30, 2019, the Fund was known as DWS High Conviction Global Bond Fund. On May 1, 2019, the Fund’s strategy and name changed. All returns prior to May 1, 2019 were achieved under the prior strategy.

10	|	DWS ESG Global Bond Fund

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

†

Bloomberg Barclays Global Aggregate Bond Currency Hedged Index is an unmanaged, currency hedged, broad-based global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

††

Bloomberg Barclays Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg Barclays Global Aggregate Bond Index replaced the Bloomberg Barclays Global Aggregate Bond Currency Hedged Index as the Fund’s principal benchmark index because the Advisor believes the Bloomberg Barclays Global Aggregate Bond Index more closely reflects the Fund’s investment strategies.

DWS ESG Global Bond Fund	|	11

	Class A	Class C	Class S

Net Asset Value
10/31/19	$9.43	$9.43	$9.41
10/31/18	$8.77	$8.77	$8.76

Distribution Information as of 10/31/19
Income Dividends, Twelve Months	$.18	$.12	$.20
October Income Dividend	$.0176	$.0116	$.0196
Return of Capital	$.04	$.03	$.05
SEC 30-day Yield‡‡	1.22%	.54%	1.53%
Current Annualized Distribution Rate‡‡	2.24%	1.48%	2.50%

‡‡

The SEC yield is net investment income per share earned over the month ended October 31, 2019, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 0.96%, 0.49% and 1.28% for Class A, C and S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2019. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 1.98%, 1.43% and 2.25% for Class A, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS ESG Global Bond Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
Corporate Bonds	48%	28%
Financials	19%	15%
Health Care	7%	1%
Information Technology	4%	1%
Consumer Discretionary	3%	4%
Communication Services	3%	1%
Materials	3%	2%
Energy	3%	1%
Real Estate	2%	0%
Industrials	2%	3%
Consumer Staples	1%	0%
Utilities	1%	—
Government & Agency Obligations	43%	55%
Sovereign Bonds	23%	33%
U.S. Treasury Obligations	16%	4%
Other Government Related	4%	18%
Other	9%	17%
Mortgage-Backed Securities Pass-Throughs	3%	1%
Commercial Mortgage-Backed Securities	2%	4%
Collateralized Mortgage Obligations	2%	5%
Commercial paper	1%	—
Asset-Backed	1%	4%
Exchange-Traded Funds	—	3%
	100%	100%

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
United States	52%	28%
United Kingdom	7%	3%
France	4%	1%
Germany	4%	2%
Australia	3%	11%
Spain	3%	—
Japan	3%	5%
Canada	3%	0%
Sweden	2%	0%
Netherlands	2%	4%
Indonesia	2%	6%
Chile	2%	2%
Norway	2%	—
Italy	2%	—
South Africa	1%	3%
United Arab Emirates	1%	2%
Kazakhstan	1%	2%
Cayman Islands	1%	4%
India	1%	2%
Mexico	1%	3%
Singapore	1%	3%
Albania	—	2%
Argentina	—	2%
Greece	—	2%
Others	2%	13%
	100%	100%

DWS ESG Global Bond Fund	|	13

Currency Exposure* (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/19	10/31/18
United States Dollar	67%	83%
Japanese Yen	14%	0%
Euro	14%	10%
Australian Dollar	4%	–0%
British Pound	1%	0%
Mexican Peso	—	4%
Indonesian Rupiah	—	2%
Argentine Peso	—	1%
	100%	100%

*	Currency exposure after taking into account the effects of forward currency contracts and foreign currency balances.

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
AAA	23%	18%
AA	16%	10%
A	31%	21%
BBB	25%	31%
BB	3%	4%
B	1%	13%
Not Rated	1%	3%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	10/31/19	10/31/18
Effective Maturity	10.6 years	8.1 years
Effective Duration	7.2 years	6.9 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 63 for contact information.

14	|	DWS ESG Global Bond Fund

Investment Portfolio	as of October 31, 2019

	Principal Amount ($)(a)		Value ($)
Bonds 97.6%
Australia 2.9%

Government of Australia, REG S, 2.25%, 5/21/2028	AUD	1,275,000	960,120

Optus Finance Pty Ltd., REG S, 1.0%, 6/20/2029	EUR	325,000	374,902

Suncorp-Metway Ltd., 144A, 2.8%, 5/4/2022		350,000	354,506

(Cost $1,634,608)			1,689,528

Austria 0.5%
Suzano Austria GmbH, 144A, 5.75%, 7/14/2026 (Cost $290,400)		275,000	304,978

Canada 2.4%

Bank of Montreal, 2.9%, 3/26/2022		400,000	408,163

Enbridge, Inc., 2.9%, 7/15/2022		350,000	357,571

Royal Bank of Canada, 2.8%, 4/29/2022		600,000	612,348

(Cost $1,349,709)			1,378,082

Chile 1.9%

Banco del Estado de Chile, 144A, 2.668%, 1/8/2021		530,000	529,355

Corp. Nacional del Cobre de Chile, 144A, 3.0%, 9/30/2029		204,000	203,504

Empresa Nacional del Petroleo, 144A, 5.25%, 11/6/2029		300,000	338,092

(Cost $1,033,431)			1,070,951

China 0.6%
Tencent Holdings Ltd., 144A, 3.975%, 4/11/2029 (Cost $324,893)		325,000	349,771

Colombia 0.4%
Republic of Colombia, 4.5%, 3/15/2029 (Cost $198,724)		200,000	223,102

France 4.0%

BNP Paribas SA, 144A, 5.198%, 1/10/2030		300,000	353,801

BPCE SA, 144A, 4.625%, 9/12/2028		500,000	562,825

Government of France, REG S, 1.5%, 5/25/2050	EUR	850,000	1,154,835

Societe Generale SA, 144A, 2.625%, 9/16/2020		210,000	211,353

(Cost $2,208,192)			2,282,814

Germany 3.7%

Bundesrepublik Deutschland Bundesanleihe:

REG S, 0.25%, 2/15/2029	EUR	550,000	653,589

REG S, 1.25%, 8/15/2048	EUR	760,000	1,130,374

Merck Financial Services GmbH, REG S, 0.875%, 7/5/2031	EUR	300,000	343,392

(Cost $2,187,941)			2,127,355

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	15

	Principal Amount ($)(a)		Value ($)
Hungary 1.1%
Republic of Hungary, 6.375%, 3/29/2021 (Cost $682,800)		600,000	635,400

India 0.6%
REC Ltd., 144A, 5.25%, 11/13/2023 (Cost $313,227)		315,000	338,691

Indonesia 1.9%

Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	392,000	480,533

Perusahaan Penerbit SBSN Indonesia III:

144A, 3.4%, 3/29/2022		285,000	291,056

144A, 4.45%, 2/20/2029		290,000	319,725

(Cost $1,020,558)			1,091,314

Ireland 0.4%
GE Capital International Funding Co., Unlimited Co., 4.418%, 11/15/2035 (Cost $197,254)		200,000	211,089

Italy 1.5%

Republic of Italy:

2.375%, 10/17/2024		435,000	431,216

2.875%, 10/17/2029		435,000	426,190

(Cost $864,815)			857,406

Japan 2.6%

Japan Government Thirty Year Bond, 0.4%, 6/20/2049	JPY	122,000,000	1,133,327

Takeda Pharmaceutical Co., Ltd., REG S, 3.0%, 11/21/2030	EUR	280,000	375,013

(Cost $1,568,533)			1,508,340

Kazakhstan 0.6%
Republic of Kazakhstan, 144A, 1.55%, 11/9/2023 (Cost $342,270)	EUR	300,000	350,550

Luxembourg 0.8%

DH Europe Finance II Sarl:

0.75%, 9/18/2031	EUR	180,000	196,764

2.6%, 11/15/2029 (b)		40,000	40,413

3.4%, 11/15/2049 (b)		80,000	81,665

Ingersoll-Rand Luxembourg Finance SA, 3.8%, 3/21/2029		120,000	128,250

(Cost $436,922)			447,092

Mexico 0.5%
America Movil SAB de CV, 3.625%, 4/22/2029 (Cost $291,185)		292,000	311,228

Netherlands 2.0%

ING Groep NV, 3-month USD-LIBOR + 1.000%, 3.085%*, 10/2/2023		750,000	756,298

The accompanying notes are an integral part of the financial statements.

16	|	DWS ESG Global Bond Fund

	Principal Amount ($)(a)		Value ($)

NXP BV:

144A, 3.875%, 9/1/2022		200,000	206,819

144A, 3.875%, 6/18/2026		170,000	178,992

(Cost $1,118,923)			1,142,109

New Zealand 1.5%

ANZ New Zealand International Ltd., 144A, 3.4%, 3/19/2024		500,000	523,596

Bank of New Zealand, 144A, 3.5%, 2/20/2024		300,000	314,247

(Cost $803,270)			837,843

Norway 1.5%
Norsk Hydro ASA, REG S, 2.0%, 4/11/2029 (Cost $887,162)	EUR	750,000	875,789

Portugal 0.8%
Republic of Portugal, 144A, 5.125%, 10/15/2024 (Cost $404,000)		400,000	454,515

Singapore 0.5%
BOC Aviation Ltd., 144A, 3-month USD-LIBOR + 1.125%, 3.238%*, 9/26/2023 (Cost $300,000)		300,000	301,791

South Africa 0.9%
Republic of South Africa, 4.875%, 4/14/2026 (Cost $470,965)		500,000	515,439

Spain 2.7%

Banco Santander SA, 2.706%, 6/27/2024		400,000	406,202

Government of Spain, REG S, 144A, 0.6%, 10/31/2029	EUR	1,000,000	1,154,937

(Cost $1,548,183)			1,561,139

Sweden 2.2%

Fastighets AB Balder, REG S, 1.875%, 1/23/2026	EUR	500,000	579,805

Svenska Handelsbanken AB, Series FR56, 3-month USD-LIBOR + 0.470%, 2.602%*, 5/24/2021		650,000	652,677

(Cost $1,235,685)			1,232,482

Switzerland 1.3%

Credit Suisse Group AG, 144A, 4.282%, 1/9/2028		300,000	326,060

UBS Group AG, 144A, 3.491%, 5/23/2023		400,000	412,243

(Cost $702,466)			738,303

United Arab Emirates 0.8%
DP World PLC, 144A, 2.375%, 9/25/2026 (Cost $462,508)	EUR	400,000	479,320

United Kingdom 6.3%

Standard Chartered PLC, 144A, 4.247%, 1/20/2023		300,000	310,905

United Kingdom Gilt:

REG S, 0.875%, 10/22/2029	GBP	1,370,000	1,817,363

REG S, 1.0%, 4/22/2024	GBP	910,000	1,208,415

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	17

	Principal Amount ($)(a)		Value ($)

Vodafone Group PLC, 3-month USD-LIBOR + 0.990%, 2.991%*, 1/16/2024		280,000	282,881

(Cost $3,500,183)			3,619,564

United States 50.7%

AbbVie, Inc., 4.45%, 5/14/2046		100,000	103,355

Aircastle Ltd., 4.4%, 9/25/2023		434,000	456,257

Alcon Finance Corp., 144A, 3.0%, 9/23/2029		500,000	510,279

American Express Co., 3.125%, 5/20/2026		150,000	157,699

Anheuser-Busch Companies LLC, 4.9%, 2/1/2046		200,000	239,913

Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039		90,000	113,324

Anthem, Inc., 2.875%, 9/15/2029		40,000	39,619

Apple, Inc.:

2.05%, 9/11/2026		116,000	115,558

3.75%, 9/12/2047		125,000	138,890

AT&T, Inc.:

3.4%, 5/15/2025		140,000	146,692

4.1%, 2/15/2028		170,000	185,295

Atrium Hotel Portfolio Trust, “B”, Series 2018-ATRM,144A, 1-month USD-LIBOR + 1.430%, 3.344%*, 6/15/2035		500,000	500,313

Baker Hughes a GE Co., LLC, 4.08%, 12/15/2047		175,000	175,566

BAMLL Commercial Mortgage Securities Trust, “C”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.350%, 3.271%*, 9/15/2034		333,000	332,885

Bank of America Corp.:

2.884%, 10/22/2030		150,000	150,859

3.824%, 1/20/2028		500,000	538,077

Barclays Dryrock Issuance Trust, “A”, Series 2019-1, 1.96%, 5/15/2025		430,000	430,988

BBA U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028 (b)		400,000	397,000

Boston Properties LP, 4.5%, 12/1/2028		250,000	285,943

Boston Scientific Corp., 4.0%, 3/1/2029		75,000	83,502

Bristol-Myers Squibb Co., 144A, 4.25%, 10/26/2049		200,000	233,895

Broadcom, Inc., 144A, 3.625%, 10/15/2024		300,000	308,222

BX Commercial Mortgage Trust, “C”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.100%, 3.014%*, 11/15/2035		185,987	185,870

Carnival PLC, 1.0%, 10/28/2029	EUR	250,000	278,909

Caterpillar, Inc., 3.25%, 9/19/2049		60,000	61,201

Cigna Corp., 4.375%, 10/15/2028		150,000	164,740

Citigroup, Inc.:

2.976%, 11/5/2030 (b)		70,000	70,590

3.98%, 3/20/2030		281,000	306,319

Consolidated Edison Co., of New York, Inc., 4.125%, 5/15/2049		300,000	343,216

The accompanying notes are an integral part of the financial statements.

18	|	DWS ESG Global Bond Fund

	Principal Amount ($)(a)		Value ($)

CSX Corp.:

3.35%, 9/15/2049		60,000	59,305

4.5%, 3/15/2049		29,000	34,182

CVS Health Corp., 5.05%, 3/25/2048		100,000	115,263

Dell International LLC, 144A, 4.9%, 10/1/2026		231,000	250,633

Devon Energy Corp., 5.0%, 6/15/2045		120,000	136,533

Eli Lilly & Co.:

0.625%, 11/1/2031 (b)	EUR	100,000	111,427

1.7%, 11/1/2049 (b)	EUR	310,000	346,590

3.95%, 3/15/2049		180,000	210,543

4.15%, 3/15/2059		90,000	107,688

ERP Operating LP, (REIT), 4.15%, 12/1/2028		200,000	225,664

Exxon Mobil Corp., 2.44%, 8/16/2029		145,000	146,099

Fannie Mae Connecticut Avenue Securities, “1M2”, Series 2018-C05, 1-month USD-LIBOR + 2.350%, 4.173%*, 1/25/2031		500,000	504,956

Federal Home Loan Mortgage Corp., “PI”, Series 3940, Interest Only, 4.0%, 2/15/2041		216,671	23,637

Federal National Mortgage Association, “4”, Series 406, Interest Only, 4.0%, 9/25/2040		164,199	27,951

FedEx Corp., 4.05%, 2/15/2048		125,000	123,443

Ford Motor Credit Co. LLC, 5.584%, 3/18/2024		235,000	250,456

Freddie Mac Structured Agency Credit Risk Debt Notes, “M2”, Series 2017-DNA3, 1-month USD-LIBOR + 2.500%, 4.323%*, 3/25/2030		500,000	510,010

General Motors Financial Co., Inc., 3-month USD-LIBOR + 1.100%, 3.339%*, 11/6/2021		250,000	250,564

Government National Mortgage Association:

3.0%, 11/20/2044		1,856,349	1,919,750

“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044		142,604	11,990

“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		144,588	22,510

“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039		180,794	28,095

“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039		110,890	16,949

7.0% with various maturities from 1/15/2029 until 2/15/2029		20,193	20,941

Hartford Financial Services Group, Inc., 2.8%, 8/19/2029		50,000	50,232

HCA, Inc.:

5.5%, 6/15/2047		200,000	228,773

5.625%, 9/1/2028		150,000	168,563

Hess Corp.:

4.3%, 4/1/2027		100,000	105,086

5.8%, 4/1/2047		100,000	116,177

Hilton Worldwide Finance LLC, 4.625%, 4/1/2025		600,000	616,500

Home Depot, Inc., 4.5%, 12/6/2048		100,000	125,442

Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024		95,000	100,030

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	19

	Principal Amount ($)(a)	Value ($)

International Business Machines Corp., 3.5%, 5/15/2029	250,000	268,737

International Flavors & Fragrances, Inc., 3.4%, 9/25/2020	210,000	212,331

InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.164%*, 1/15/2033	230,000	229,928

JPMorgan Chase & Co.:

2.739%, 10/15/2030	100,000	99,742

3.782%, 2/1/2028	150,000	161,341

Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042	145,000	150,550

Kroger Co., 4.5%, 1/15/2029 (c)	200,000	224,536

Lam Research Corp., 4.0%, 3/15/2029	56,000	61,944

Lowe’s Companies, Inc., 4.55%, 4/5/2049	54,000	61,967

Merck & Co., Inc., 4.0%, 3/7/2049	230,000	274,623

Microsoft Corp., 3.7%, 8/8/2046	64,000	72,829

Morgan Stanley, 4.431%, 1/23/2030	200,000	224,617

Nestle Holdings, Inc., 144A, 4.0%, 9/24/2048	150,000	176,686

ONEOK Partners LP, 3.375%, 10/1/2022	320,000	328,411

Oracle Corp., 4.0%, 11/15/2047	65,000	72,858

PayPal Holdings, Inc.:

2.65%, 10/1/2026	152,000	153,839

2.85%, 10/1/2029	150,000	150,896

PepsiCo, Inc., 3.375%, 7/29/2049	55,000	58,717

Pfizer, Inc., 4.2%, 9/15/2048	130,000	155,475

PNC Financial Services Group, Inc., 3.5%, 1/23/2024	330,000	349,077

Prudential Financial, Inc., 4.35%, 2/25/2050	100,000	115,584

Santander Holdings U.S.A., Inc., 144A, 3.244%, 10/5/2026	205,000	205,625

Starbucks Corp., 4.5%, 11/15/2048	200,000	231,975

State Street Corp., 4.141%, 12/3/2029	300,000	339,990

Symantec Corp., 3.95%, 6/15/2022	275,000	282,636

The Goldman Sachs Group, Inc.:

3.814%, 4/23/2029	300,000	318,446

3.625%, 2/20/2024	160,000	168,192

Thermo Fisher Scientific, Inc., 2.6%, 10/1/2029	140,000	139,282

U.S. Treasury Bills:

1.595%**, 7/16/2020 (d)	1,113,000	1,100,836

1.642%**, 9/10/2020	105,000	103,631

U.S. Treasury Bonds:

2.875%, 5/15/2049	360,000	414,816

3.0%, 2/15/2049	1,983,000	2,337,771

U.S. Treasury Notes:

1.5%, 9/30/2024	1,300,000	1,298,223

1.625%, 8/15/2029 (e)	2,440,000	2,425,417

2.375%, 5/15/2029	960,000	1,017,937

Union Pacific Corp., 4.5%, 9/10/2048	130,000	156,964

The accompanying notes are an integral part of the financial statements.

20	|	DWS ESG Global Bond Fund

	Principal Amount ($)(a)	Value ($)

UnitedHealth Group, Inc.:

2.875%, 8/15/2029	54,000	55,511

4.45%, 12/15/2048	130,000	153,425

Verizon Communications, Inc., 4.016%, 12/3/2029	200,000	223,858

Waste Management, Inc., 3.45%, 6/15/2029	90,000	97,458

WEA Finance LLC, 144A, (REIT), 3.75%, 9/17/2024	325,000	343,611

Welltower, Inc., (REIT), 3.1%, 1/15/2030	80,000	81,029

(Cost $28,017,135)		29,122,279
Total Bonds (Cost $54,395,942)		56,058,264

Commercial Paper 0.9%
Nationwide Building Society, 2.23%**, 3/12/2020 (Cost $496,022)	500,000	496,623

	Shares	Value ($)
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (f) (g) (Cost $227,700)	227,700	227,700

Cash Equivalents 2.7%
DWS Central Cash Management Government Fund, 1.82% (f) Cost ($1,545,699)	1,545,699	1,545,699

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $56,665,363)	101.6	58,328,286
Other Assets and Liabilities, Net	(1.6)	(927,109)

Net Assets	100.0	57,401,177

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	21

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)		Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2019	Value ($) at 10/31/2019
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (f) (g)
2,209,769	—	1,982,069	(h)	—	—	2,448	—	227,700	227,700
Cash Equivalents 2.7%
DWS Central Cash Management Government Fund, 1.82% (f)
1,338,318	58,704,464	58,497,083		—	—	43,524	—	1,545,699	1,545,699
3,548,087	58,704,464	60,479,152		—	—	45,972	—	1,773,399	1,773,399

*

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	When-issued security.

(c)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2019 amounted to $222,291, which is 0.4% of net assets.

(d)	At October 31, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	At October 31, 2019, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

22	|	DWS ESG Global Bond Fund

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2019	35	4,975,644	4,973,828	1,816
Ultra Long U.S. Treasury Bond	USD	12/19/2019	4	738,965	759,000	(20,035)
Total net unrealized depreciation						(18,219)

At October 31, 2019, open credit default swap contracts sold were as follows:

Bilateral Swaps

Underlying Reference Obligation	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount (i)	Currency	Value ($)	Upfront Payments Received ($)	Unrealized Appreciation ($)
Markit Commercial Mortgage Backed Securities Index Series 12	2.0%/ Monthly	Morgan Stanley 8/17/2061	265,000	USD	(3,133)	(8,092)	4,959

(i)

The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

As of October 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	130,000,000	USD	1,236,337	11/7/2019	32,034	BNP Paribas SA
USD	3,006,763	EUR	2,700,000	11/21/2019	8,707	Credit Agricole
USD	195,168	EUR	175,000	12/13/2019	611	State Street Bank & Trust Co.
Total unrealized appreciation					41,352

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	23

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	8,555,876	JPY	901,400,000	11/7/2019	(205,428)	Citigroup, Inc.
GBP	1,900,000	USD	2,401,590	11/21/2019	(61,213)	BNP Paribas SA
EUR	2,700,000	USD	2,983,797	11/21/2019	(31,673)	State Street Bank & Trust Co.
EUR	175,000	USD	193,458	12/13/2019	(2,320)	Morgan Stanley
Total unrealized appreciation					(300,634)

Currency Abbreviations
AUD Australian Dollar	GBP British Pound
BRL Brazilian Dollar	JPY Japanese Yen
CAD Canadian Dollar	USD United States Dollar
EUR Euro

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (j)
Bonds	$—	$56,058,264	$—	$56,058,264
Commercial paper	—	496,623	—	496,623
Short-Term Investments (j)	1,773,399	—	—	1,773,399
Derivatives (k)
Futures Contracts	1,816	—	—	1,816
Credit Default Swap Contracts	—	4,959	—	4,959
Forward Foreign Currency Contracts	—	41,352	—	41,352
Total	$1,775,215	$56,601,198	$—	$58,376,413

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (k)
Futures Contracts	$(20,035)	$—	$—	$(20,035)
Forward Foreign Currency Contracts	—	(300,634)	—	(300,634)
Total	$(20,035)	$(300,634)	$—	$(320,669)

(j)	See Investment Portfolio for additional detailed categorizations.

(k)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

24	|	DWS ESG Global Bond Fund

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $54,891,964) — including $222,291 of securities loaned	$56,554,887
Investment in DWS Government & Agency Securities Portfolio (cost $227,700)*	227,700
Investment in DWS Central Cash Management Government Fund (cost $1,545,699)	1,545,699
Cash	38
Foreign currency, at value (cost $476,088)	479,864
Receivable for investments sold	2,315,624
Receivable for Fund shares sold	382
Interest receivable	315,081
Unrealized appreciation on bilateral swap contracts	4,959
Unrealized depreciation on forward foreign currency contracts	41,352
Foreign taxes recoverable	228
Other assets	18,376
Total assets	61,504,190

Liabilities
Payable upon return of securities loaned	227,700
Payable for investments purchased	2,313,898
Payable for investments purchased — when-issued securities	1,042,195
Payable for Fund shares redeemed	12,857
Payable for variation margin on futures contracts	59,400
Unrealized depreciation on forward foreign currency contracts	300,634
Upfront payments received on swap contracts	8,092
Accrued management fee	2,961
Accrued Directors’ fees	1,220
Other accrued expenses and payables	134,056
Total liabilities	4,103,013
Net assets, at value	$57,401,177

Net Assets Consist of

Distributed earnings (loss)	(2,217,522)
Paid-in capital	59,618,699
Net assets, at value	$57,401,177

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	25

Statement of Assets and Liabilities as of October 31, 2019 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($10,347,780 ÷ 1,097,558 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.43

Maximum offering price per share (100 ÷ 95.50 of $9.43)	$9.87
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($537,951 ÷ 57,062 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$9.43
Class S

Net Asset Value, offering and redemption price per share ($46,515,446 ÷ 4,942,586 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$9.41

The accompanying notes are an integral part of the financial statements.

26	|	DWS ESG Global Bond Fund

Statement of Operations

for the year ended October 31, 2019

Investment Income
Income:

Interest (net of foreign taxes withheld of $1,430)	$1,878,547
Dividends	15,419
Income distributions — DWS Central Cash Management Government Fund	43,524
Securities lending income, net of borrower rebates	2,448
Total income	1,939,938
Expenses:

Management fee	180,525
Administration fee	58,234
Services to shareholders	107,489
Distribution and service fees	31,055
Custodian fee	41,203
Professional fees	95,101
Reports to shareholders	49,747
Registration fees	46,210
Directors’ fees and expenses	4,760
Other	24,606
Total expenses before expense reductions	638,930
Expense reductions	(167,802)
Total expenses after expense reductions	471,128
Net investment income	1,468,810

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	613,457
Swap contracts	(101,630)
Futures	252,496
Forward foreign currency contracts	588,667
Foreign currency	(122,381)
1,230,609
Change in net unrealized appreciation (depreciation) on:

Investments	3,252,156
Swap contracts	4,959
Futures	24,088
Forward foreign currency contracts	(276,974)
Foreign currency	16,492
3,020,721
Net gain (loss)	4,251,330
Net increase (decrease) in net assets resulting from operations	$5,720,140

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	27

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$1,468,810	$1,776,984
Net realized gain (loss)	1,230,609	(1,416,913)
Change in net unrealized appreciation (depreciation)	3,020,721	(2,305,864)
Net increase (decrease) in net assets resulting from operations	5,720,140	(1,945,793)
Distributions to shareholders:

Class A	(205,682)	(251,022)
Class C	(8,389)	(17,767)
Class S	(1,021,035)	(1,300,799)
Return of capital distributions to shareholders:

Class A	(50,871)	—
Class C	(2,075)	—
Class S	(252,529)	—
Total distributions	(1,540,581)	(1,569,588)
Fund share transactions:

Proceeds from shares sold	1,140,705	3,433,601
Reinvestment of distributions	1,400,670	1,434,937
Payments for shares redeemed	(8,744,076)	(12,889,951)
Net increase (decrease) in net assets from Fund share transactions	(6,202,701)	(8,021,413)
Increase (decrease) in net assets	(2,023,142)	(11,536,794)
Net assets at beginning of period	59,424,319	70,961,113

Net assets at end of period	$57,401,177	$59,424,319

The accompanying notes are an integral part of the financial statements.

28	|	DWS ESG Global Bond Fund

Financial Highlights

	Years Ended October 31,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.77	$9.27	$9.15	$8.91	$9.67
Income (loss) from investment operations:

Net investment income[a]	.21	.23	.22	.16	.25
Net realized and unrealized gain (loss)	.67	(.53)	.10	.24	(.57)
Total from investment operations	.88	(.30)	.32	.40	(.32)
Less distributions from:

Net investment income	(.18)	(.20)	(.20)	(.06)	(.30)
Net realized gains	—	—	—	—	(.10)
Return of capital	(.04)	—	—	(.10)	(.04)
Total distributions	(.22)	(.20)	(.20)	(.16)	(.44)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$9.43	$8.77	$9.27	$9.15	$8.91
Total Return (%)[b,c]	10.19	(3.26)	3.60	4.57	(3.41)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	13	18	16
Ratio of expenses before expense reductions (%)	1.32	1.29	1.35	1.37	1.31
Ratio of expenses after expense reductions (%)	1.00	.90	.99	1.09	1.04
Ratio of net investment income (%)	2.33	2.53	2.36	1.75	2.76
Portfolio turnover rate (%)	167	183	116	320	336

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	29

	Years Ended October 31,
Class C	2019	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of period	$8.77	$9.27	$9.15	$8.92		$9.67
Income (loss) from investment operations:

Net investment income[a]	.15	.16	.15	.09		.18
Net realized and unrealized gain (loss)	.66	(.53)	.11	.24		(.56)
Total from investment operations	.81	(.37)	.26	.33		(.38)
Less distributions from:

Net investment income	(.12)	(.13)	(.14)	(.00	)*	(.23)
Net realized gains	—	—	—	—		(.10)
Return of capital	(.03)	—	—	(.10)		(.04)
Total distributions	(.15)	(.13)	(.14)	(.10)		(.37)
Redemption fees	—	—	.00 *	.00	*	.00 *
Net asset value, end of period	$9.43	$8.77	$9.27	$9.15		$8.92
Total Return (%)[b,c]	9.37	(3.98)	2.83	3.78		(4.13)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	2	2		2
Ratio of expenses before expense reductions (%)	2.12	2.08	2.12	2.15		2.07
Ratio of expenses after expense reductions (%)	1.75	1.65	1.74	1.84		1.79
Ratio of net investment income (%)	1.60	1.79	1.60	.96		2.01
Portfolio turnover rate (%)	167	183	116	320		336

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

30	|	DWS ESG Global Bond Fund

	Years Ended October 31,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$8.76	$9.26	$9.13	$8.90	$9.66
Income (loss) from investment operations:

Net investment income (loss)[a]	.23	.25	.24	.18	.27
Net realized and unrealized gain (loss)	.67	(.52)	.12	.24	(.57)
Total from investment operations	.90	(.27)	.36	.42	(.30)
Less distributions from:

Net investment income	(.20)	(.23)	(.23)	(.09)	(.32)
Net realized gains	—	—	—	—	(.10)
Return of capital	(.05)	—	—	(.10)	(.04)
Total distributions	(.25)	(.23)	(.23)	(.19)	(.46)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$9.41	$8.76	$9.26	$9.13	$8.90
Total Return (%)[b]	10.36	(3.02)	3.97	4.72	(3.17)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	48	57	58	64
Ratio of expenses before expense reductions (%)	1.03	1.01	1.06	1.08	1.01
Ratio of expenses after expense reductions (%)	.75	.65	.74	.84	.79
Ratio of net investment income (%)	2.58	2.79	2.59	1.97	3.01
Portfolio turnover rate (%)	167	183	116	320	336

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS ESG Global Bond Fund	|	31

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS ESG Global Bond Fund (formerly DWS High Conviction Global Bond Fund) (the “Fund”) is a diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes other significant observable inputs (including quoted prices for

32	|	DWS ESG Global Bond Fund

similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETFs are categorized as Level 1 securities.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

DWS ESG Global Bond Fund	|	33

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within

34	|	DWS ESG Global Bond Fund

a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2019, the Fund had a security on loan, which was classified as bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet

DWS ESG Global Bond Fund	|	35

the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $3,762,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($1,210,000) and long-term losses ($2,552,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2019 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly.

Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

36	|	DWS ESG Global Bond Fund

At October 31, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(3,762,000)
Unrealized appreciation (depreciation) on investments	$1,559,388

At October 31, 2019, the aggregate cost of investments for federal income tax purposes was $56,747,562. The net unrealized appreciation for all investments based on tax cost was $1,559,388. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $1,891,813 and aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $332,425.

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2019	2018
Distributions from ordinary income*	$1,235,106	$1,569,588
Return of capital distributions	$305,475	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

DWS ESG Global Bond Fund	|	37

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the

38	|	DWS ESG Global Bond Fund

counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2019, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contract as of October 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment on the credit default swap contracts sold had a total notional value generally indicative of a range from $0 to approximately $1,440,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2019, the Fund entered into futures contracts as a hedge against anticipated interest rate changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by

DWS ESG Global Bond Fund	|	39

the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $26,087,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $3,417,000 to 5,733,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended October 31, 2019, the Fund entered into options on currency futures in order to seek enhance potential gains.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option and written option contracts as of October 31, 2019. For the year ended October 31, 2019, the investment in

40	|	DWS ESG Global Bond Fund

purchased options contracts had a total value generally indicative of a range from $0 to approximately $61,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2019 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,039,000 to $25,424,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,598,000 to $20,343,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $2,294,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (a)	$1,816	$—	$—	$1,816
Credit Contracts (b)	—	4,959	—	4,959
Foreign Exchange Contracts (c)	—	—	41,352	41,352
	$1,816	$4,959	$41,352	$48,127

DWS ESG Global Bond Fund	|	41

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized appreciation on bilateral swap contracts

(c)	Unrealized appreciation on forward foreign currency contracts

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (d)	$(20,035)	$—	$(20,035)
Foreign Exchange Contracts (e)	—	(300,634)	(300,634)
	$(20,035)	$(300,634)	$(320,669)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(d)	Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(e)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contract (f)	$—	$252,496	$—	$—	$252,496
Credit Contracts (f)	—	—	(101,630)	—	(101,630)
Foreign Exchange Contracts (f)	(120,861)	—	—	588,667	467,806
	$(120,861)	$252,496	$(101,630)	$588,667	$618,672

Each of the above derivatives is located in the following Statement of Operations accounts:

(f)	Net realized gain (loss) from investments (includes purchased options), forward foreign currency contracts, swap and futures contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (g)	$24,088	$—	$—	$24,088
Credit Contracts (g)	—	4,959	—	4,959
Foreign Exchange Contracts (g)	—	—	(276,974)	(276,974)
	$24,088	$4,959	$(276,974)	$(247,927)

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on futures, swaps and forward foreign currency contracts, respectively

As of October 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain

42	|	DWS ESG Global Bond Fund

transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Net Amount of Derivative Assets
BNP Paribas SA	$32,034	$(32,034)	$—	$—
Credit Agricole	8,707	—	—	8,707
Morgan Stanley	4,959	(2,320)	—	2,639
State Street Bank & Trust Co.	611	(611)	—	—
	$46,311	$(34,965)	$—	$11,346

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (h)	Net Amount of Derivative Liabilities
BNP Paribas SA	$61,213	$(32,034)	$—	$29,179
Citigroup, Inc.	205,428	—	(205,428)	—
Morgan Stanley	2,320	(2,320)	—	—
State Street Bank & Trust Co.	31,673	(611)	—	31,062
	$300,634	$(34,965)	$(205,428)	$60,241

(h)	The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$57,804,737	$67,807,626
U.S. Treasury Obligations	$32,897,683	$27,545,252

DWS ESG Global Bond Fund	|	43

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

Prior to May 16, 2019, DWS International GmbH, also a direct, wholly owned subsidiary of DWS Group, served as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensated DWS International GmbH for the services it provided to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2018 through January 31, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class C	1.65%
Class S	.65%

For the period from February 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.05%
Class C	1.80%
Class S	.80%

44	|	DWS ESG Global Bond Fund

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.95%
Class C	1.70%
Class S	.70%

For the year ended October 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$33,159
Class C	2,235
Class S	132,408
$167,802

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2019, the Administration Fee was $58,234, of which $4,892 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2019
Class A	$10,023	$1,662
Class C	600	105
Class S	41,956	6,891
	$52,579	$8,658

DWS ESG Global Bond Fund	|	45

In addition, for the year ended October 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$9,465
Class C	745
Class S	23,071
$33,281

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc., (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2019
Class C	$4,556	$347

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2019	Annual Rate
Class A	$24,986	$4,381	.24%
Class C	1,513	232	.25%
	$26,499	$4,613

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2019, aggregated $74.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

46	|	DWS ESG Global Bond Fund

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory services to the Fund. For the year ended October 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $19,686, of which $8,272 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $186.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including

DWS ESG Global Bond Fund	|	47

the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2019.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2019		Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	25,442	$230,445	63,249	$571,878
Class C	1,249	11,478	8,118	74,317
Class S	97,677	898,782	301,542	2,787,406
		$1,140,705		$3,433,601

Shares issued to shareholders in reinvestment of distributions
Class A	26,835	$243,730	26,278	$238,277
Class C	919	8,318	1,719	15,626
Class S	126,710	1,148,622	130,487	1,181,034
		$1,400,670		$1,434,937

Shares redeemed
Class A	(145,048)	$(1,322,071)	(259,102)	$(2,365,877)
Class C	(31,688)	(284,836)	(85,736)	(773,911)
Class S	(787,881)	(7,137,169)	(1,067,555)	(9,750,163)
		$(8,744,076)		$(12,889,951)

Net increase (decrease)
Class A	(92,771)	$(847,896)	(169,575)	$(1,555,722)
Class C	(29,520)	(265,040)	(75,899)	(683,968)
Class S	(563,494)	(5,089,765)	(635,526)	(5,781,723)
		$(6,202,701)		$(8,021,413)

H. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Directors (the “Board of Directors”).

48	|	DWS ESG Global Bond Fund

PwC’s reports on the Fund’s financial statements for the fiscal years ended October 31, 2018 and October 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2018 and October 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Directors and the Board of Directors approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2019. During the Fund’s fiscal years ended October 31, 2018 and October 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

DWS ESG Global Bond Fund	|	49

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS ESG Global Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS ESG Global Bond Fund (the “Fund”) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of October 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at October 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2018, and the financial highlights for the years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

50	|	DWS ESG Global Bond Fund

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2019

DWS ESG Global Bond Fund	|	51

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019 to October 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS ESG Global Bond Fund

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,062.40	$1,058.40	$1,063.90
Expenses Paid per $1,000*	$5.35	$9.24	$4.06

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,020.01	$1,016.23	$1,021.27
Expenses Paid per $1,000*	$5.24	$9.05	$3.97

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S
DWS ESG Global Bond Fund	1.03%	1.78%	.78%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

The Fund previously estimated that 100% of the dividend payable on November 22, 2019 was comprised entirely of net investment income. Pursuant to Rule 19a-1(e) of the Investment Company Act of 1940, the Fund has updated its estimated sources to include approximately 18% as derived from return of capital. Such source designation and amount do not reflect the tax character of the distribution; they are estimates only and are not being provided for tax purposes. The final determination of the sources and tax characteristics of all distributions will be made after the end of the Fund’s fiscal year. Shareholders will receive a Form 1099-DIV for the calendar year, which will describe how to report distributions for tax purposes.

A total of 8% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS ESG Global Bond Fund	|	53

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS ESG Global Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

54	|	DWS ESG Global Bond Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018. The

DWS ESG Global Bond Fund	|	55

Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted changes that incorporated certain Environmental, Social and Corporate Governance (“ESG”) factors and considerations into the Fund’s investment strategy, and related changes to the Fund’s name, effective May 1, 2019. The Board noted further that changes were made to the Fund’s portfolio management team in 2019. The Board observed that the Fund had experienced improved relative performance during the first eight months of 2019. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board considered that, effective July 1, 2017, the Fund adopted a revised management fee schedule reducing DIMA’s management fee under the Agreement by 0.10%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA

56	|	DWS ESG Global Bond Fund

indicated that DWS Group manages DWS Europe Funds comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar

DWS ESG Global Bond Fund	|	57

allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

58	|	DWS ESG Global Bond Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS ESG Global Bond Fund	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

60	|	DWS ESG Global Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS ESG Global Bond Fund	|	61

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

62	|	DWS ESG Global Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS ESG Global Bond Fund	|	63

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SZGAX	SZGCX	SSTGX
CUSIP Number	25156A 734	25156A 759	25156A 767
Fund Number	461	761	2061

64	|	DWS ESG Global Bond Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DHCGBF-2

(R-024960-10 12/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ESG Global Bond fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$57,433	$0	$9,770	$0
2018	$97,101	$0	$0	$3,500

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2018.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended October 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended October 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$9,770	$740,482	$0	$750,252
2018	$3,500	$0	$0	$3,500

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended October 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS ESG Global Bond Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2019